POPULAR                       PRELIMINARY SAMPLE                     [LOGO]
ABS, INC.(SM)                 POPULAR ABS 2005-C                      FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Current Principal Balance ($)         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         84    3,275,666.91        1.19       8.515          338       77.40         603
50,000.01 - 100,000.00                  372   29,130,424.04       10.59       7.714          352       83.71         615
100,000.01 - 150,000.00                 475   59,048,820.52       21.47       7.274          356       85.28         627
150,000.01 - 200,000.00                 277   47,912,847.47       17.42       7.184          357       86.71         632
200,000.01 - 250,000.00                 164   36,711,992.92       13.35       6.989          359       84.44         637
250,000.01 - 300,000.00                  93   25,377,056.08        9.23       6.968          359       86.48         626
300,000.01 - 350,000.00                  59   19,117,677.77        6.95       6.950          356       84.77         639
350,000.01 - 400,000.00                  34   12,688,706.77        4.61       6.986          354       86.07         638
400,000.01 - 450,000.00                  33   14,075,707.06        5.12       6.885          357       85.83         666
450,000.01 - 500,000.00                  15    7,235,922.20        2.63       6.951          351       84.18         638
500,000.01 - 550,000.00                  14    7,387,139.52        2.69       6.856          359       79.33         647
550,000.01 - 600,000.00                   9    5,192,300.00        1.89       6.730          359       87.68         646
600,000.01 - 650,000.00                   5    3,126,458.71        1.14       6.346          359       81.40         653
650,000.01 - 700,000.00                   1      680,000.00        0.25       7.720          359       85.00         574
700,000.01 - 750,000.00                   1      750,000.00        0.27       6.230          360       78.53         747
750,000.01 - 800,000.00                   1      777,875.59        0.28       7.130          358       90.00         547
800,000.01 >=                             3    2,519,500.00        0.92       7.152          360       73.21         606
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Min: $15,955.30
Max: $877,000.00
Average: $167,687.86
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Current Gross Rate                    Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             8    1,920,212.25        0.70       5.397          359       76.29         661
5.500 - 5.999                            85   18,597,200.95        6.76       5.788          355       76.60         675
6.000 - 6.499                           182   38,316,853.57       13.93       6.238          359       79.95         654
6.500 - 6.999                           315   59,892,909.49       21.78       6.760          356       83.00         636
7.000 - 7.499                           320   59,021,010.13       21.46       7.230          355       86.17         628
7.500 - 7.999                           372   58,686,705.23       21.34       7.718          358       89.24         622
8.000 - 8.499                           191   24,102,300.78        8.76       8.211          356       90.39         607
8.500 - 8.999                           109   11,020,336.73        4.01       8.672          354       89.18         603
9.000 - 9.499                            29    2,154,501.39        0.78       9.168          348       90.33         590
9.500 - 9.999                            24    1,094,239.22        0.40       9.660          335       71.85         583
10.000 - 10.499                           5      201,825.82        0.07      10.118          278       51.69         573
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Min: 5.250
Max: 10.220
Weighted Average: 7.154
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
FICO                                  Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
<=499                                     2      215,000.00        0.08       6.959          360       72.77           0
500 - 524                                43    5,243,047.29        1.91       7.586          355       76.89         514
525 - 549                               137   19,317,680.33        7.02       7.747          359       82.71         536
550 - 574                               132   17,484,176.80        6.36       7.595          356       81.32         563
575 - 599                               199   29,672,592.34       10.79       7.253          358       81.89         588
600 - 624                               289   50,975,759.69       18.54       7.207          357       85.82         613
625 - 649                               306   54,886,770.01       19.96       7.090          356       86.55         636
650 - 674                               233   43,298,407.87       15.74       7.014          357       87.21         661
675 - 699                               133   22,947,573.34        8.34       6.914          351       86.25         687
700 >=                                  166   30,967,087.89       11.26       6.769          357       84.76         737
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Min: 500
Max: 818
NZ Weighted Average: 632
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Original CLTV                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.00 - 49.99                             41    4,945,699.38        1.80       7.157          347       40.13         627
50.00 - 54.99                            14    1,929,499.00        0.70       6.607          350       53.40         660
55.00 - 59.99                            23    3,177,057.82        1.16       6.870          359       57.84         617
60.00 - 64.99                            23    3,994,193.11        1.45       6.739          347       62.44         625
65.00 - 69.99                            50    8,554,803.02        3.11       6.880          359       67.55         585
70.00 - 74.99                            83   15,076,660.88        5.48       6.743          349       72.36         634
75.00 - 79.99                           118   20,387,582.23        7.41       6.839          357       77.26         629
80.00 - 80.00                           257   42,723,841.39       15.54       6.622          358       80.00         642
80.01 - 84.99                            81   12,824,274.46        4.66       6.959          356       82.87         619
85.00 - 89.99                           211   35,518,022.32       12.92       7.266          357       86.89         625
90.00 - 94.99                           427   73,986,086.88       26.90       7.368          357       90.36         625
95.00 - 99.99                            62   10,480,579.22        3.81       7.419          359       95.65         645
100.00 >=                               250   41,409,795.85       15.06       7.666          357      100.00         653
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Min: 20.00
Max: 100.00
Weighted Average: 84.99
% > 80: 63.35
% > 90: 22.21
% > 95: 16.20
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Original Term (months)                Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
180                                      32    2,692,267.89        0.98       7.534          179       75.69         649
240                                      17    2,179,034.56        0.79       7.398          238       84.61         619
300                                       2      547,600.00        0.20       5.814          300       63.56         756
336                                       1      130,015.46        0.05       7.250          331       90.00         634
348                                       1      243,000.00        0.09       9.080          347      100.00         620
360                                   1,587  269,216,177.65       97.89       7.149          359       85.12         632
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Min: 180
Max: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Stated Remaining Term (months)        Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
121 - 180                                32    2,692,267.89        0.98       7.534          179       75.69         649
181 - 240                                17    2,179,034.56        0.79       7.398          238       84.61         619
241 - 300                                 2      547,600.00        0.20       5.814          300       63.56         756
301 - 360                             1,589  269,589,193.11       98.03       7.151          359       85.13         632
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Min: 172
Max: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
FRM                                    # of       Principal        Curr       Gross    Remaining     Average     Average
ARM                                   Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                   1,105  197,269,856.47       71.73       7.082          359       85.92         629
Fixed Rate                              535   77,738,239.09       28.27       7.338          349       82.63         641
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Product                               Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                980  166,180,549.89       60.43       7.197          359       86.60         622
Fixed 30 yr                             458   66,557,015.18       24.20       7.370          359       82.89         639
ARM 2/28 - 60mo IO                       91   24,513,589.78        8.91       6.364          359       82.13         665
ARM 5/25                                 29    5,527,819.31        2.01       6.998          360       82.61         653
Balloon 40/30                            14    3,148,161.00        1.14       7.084          360       84.97         650
Fixed 15 yr                              32    2,692,267.89        0.98       7.534          179       75.69         649
Fixed 30 yr - 60mo IO                    10    2,241,145.00        0.81       6.624          359       80.56         658
Fixed 20 yr                              17    2,179,034.56        0.79       7.398          238       84.61         619
ARM 5/25 - 60mo IO                        5    1,047,897.49        0.38       5.978          357       84.38         671
Fixed 25 yr                               2      547,600.00        0.20       5.814          300       63.56         756
Fixed 29 yr                               1      243,000.00        0.09       9.080          347      100.00         620
Fixed 28 yr                               1      130,015.46        0.05       7.250          331       90.00         634
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
Prepayment Penalty Original            # of       Principal        Curr       Gross    Remaining     Average     Average
Term (months)                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0                                       662  106,425,586.51       38.70       7.234          357       85.05         633
12                                        7    2,077,319.06        0.76       6.851          359       87.01         638
24                                      638  115,102,949.83       41.85       7.046          359       85.81         626
30                                        1      229,000.00        0.08       6.400          359       97.65         632
36                                      332   51,173,240.16       18.61       7.246          349       82.89         643
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 61.30
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Lien                                  Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                            1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Documentation Type                    Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Full Doc                              1,245  193,206,210.48       70.25       7.148          356       85.10         627
Alt Doc                                 204   42,417,807.06       15.42       7.103          358       87.42         645
SI                                      189   39,025,887.70       14.19       7.248          357       81.77         641
Lite Doc                                  2      358,190.32        0.13       6.507          357       92.31         622
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Loan Purpose                          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                     1,052  174,436,560.65       63.43       7.135          356       83.61         623
Purchase                                399   72,577,108.73       26.39       7.136          358       87.98         658
Rate/Term Refinance                     189   27,994,426.18       10.18       7.317          357       85.88         624
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Property Type                         Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                1,440  235,775,804.70       85.73       7.149          356       85.11         630
Duplex                                   63   13,387,849.65        4.87       7.328          359       84.83         645
Condominium                              58   12,113,551.56        4.40       6.897          357       84.21         655
Triplex                                  23    5,971,212.37        2.17       7.343          359       83.66         646
Townhouse                                21    3,232,761.55        1.18       7.111          359       88.30         622
Quadruplex                               13    2,532,434.45        0.92       7.434          356       76.93         644
Row Home                                 22    1,994,481.28        0.73       7.356          348       85.72         637
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Occupancy Type                        Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                        1,434  236,904,162.38       86.14       7.139          356       84.95         626
Non-Owner Occupied                      138   20,561,930.23        7.48       7.517          354       82.51         673
Second Home                              68   17,542,002.95        6.38       6.935          359       88.45         665
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
State                                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
New Jersey                              142   36,189,412.76       13.16       7.177          358       83.23         641
North Carolina                          193   28,521,698.53       10.37       7.099          356       87.40         642
Florida                                 106   20,220,717.68        7.35       6.891          355       84.29         625
Pennsylvania                            159   19,890,126.91        7.23       7.408          354       86.09         636
Virginia                                 59   14,917,137.20        5.42       6.836          358       82.38         637
California                               50   13,712,118.25        4.99       6.532          357       75.46         653
Georgia                                  79   12,529,142.34        4.56       6.991          356       86.66         629
Wisconsin                                88   12,156,530.37        4.42       7.427          359       88.90         643
Maryland                                 53   10,767,460.38        3.92       6.958          354       81.89         619
Ohio                                     82   10,470,008.19        3.81       7.486          355       89.49         620
South Carolina                           52    9,233,037.68        3.36       7.596          354       86.79         618
South Dakota                             58    7,638,519.33        2.78       7.267          359       85.66         632
Michigan                                 50    7,367,951.17        2.68       7.441          359       84.03         600
Illinois                                 44    6,666,654.58        2.42       7.319          354       87.21         633
Arizona                                  34    6,078,102.40        2.21       6.682          356       83.35         632
Delaware                                 28    4,786,132.85        1.74       7.516          356       85.16         603
Missouri                                 35    4,718,728.82        1.72       7.201          359       86.09         631
Connecticut                              20    4,583,897.85        1.67       7.269          359       84.42         616
Minnesota                                26    3,993,538.87        1.45       7.316          356       88.99         636
Rhode Island                             15    3,750,212.14        1.36       6.961          359       86.81         622
Nevada                                   19    3,571,488.64        1.30       6.795          339       76.64         624
Indiana                                  31    3,430,450.07        1.25       7.859          356       88.93         614
New Mexico                               18    3,287,094.42        1.20       6.942          359       83.68         622
Massachusetts                            12    3,212,222.48        1.17       7.220          359       86.87         630
Nebraska                                 33    3,106,961.45        1.13       7.959          354       93.46         615
Colorado                                 13    2,435,391.53        0.89       6.857          359       84.92         667
Tennessee                                21    2,427,135.10        0.88       7.480          359       90.23         633
Washington                               13    2,162,721.05        0.79       6.758          354       79.63         619
Kansas                                   23    2,049,969.71        0.75       7.692          354       88.02         627
North Dakota                             11    1,514,839.17        0.55       7.489          359       92.33         653
Maine                                     8    1,465,253.02        0.53       6.850          360       84.57         639
Iowa                                     17    1,397,925.62        0.51       7.746          359       86.61         618
Kentucky                                  9    1,125,952.03        0.41       7.127          359       87.05         629
New Hampshire                             6    1,056,394.19        0.38       7.307          359       84.83         592
Oregon                                    7      948,990.02        0.35       6.594          359       86.47         710
Texas                                     7      889,024.65        0.32       6.631          344       81.79         633
Montana                                   5      868,755.00        0.32       7.057          360       82.69         637
New York                                  2      859,488.71        0.31       7.161          359       76.85         604
Oklahoma                                  9      671,972.25        0.24       8.004          359       90.97         619
Utah                                      1      138,000.00        0.05       7.130          360       98.57         635
Idaho                                     1      100,000.00        0.04       5.880          360       80.00         671
Wyoming                                   1       96,938.15        0.04       8.250          358       95.10         683
------------------------------------------------------------------------------------------------------------------------
Total:                                1,640  275,008,095.56      100.00       7.154          356       84.99         632
------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 29582(0.61781%),8260(0.46981%),22407(0.46172%)
Number of States: 42
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Gross Margin                          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                         1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 6.500
Max: 6.500
Weighted Average (>0): 6.500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Minimum Interest rate                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                             7    1,810,212.25        0.92       5.394          359       77.32         663
5.500 - 5.999                            64   14,328,826.12        7.26       5.797          359       78.27         670
6.000 - 6.499                           150   31,902,316.98       16.17       6.246          359       80.49         652
6.500 - 6.999                           208   40,833,249.05       20.70       6.765          359       84.35         630
7.000 - 7.499                           229   43,420,600.92       22.01       7.227          359       88.31         624
7.500 - 7.999                           261   42,851,953.68       21.72       7.710          359       89.50         616
8.000 - 8.499                           121   16,189,698.95        8.21       8.192          359       91.07         599
8.500 - 8.999                            48    4,903,869.00        2.49       8.636          359       90.18         590
9.000 >=                                 17    1,029,129.52        0.52       9.266          359       87.20         559
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 5.250
Max: 10.000
Weighted Average (>0):7.081
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Maximum Interest Rate                 Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                           7    1,810,212.25        0.92       5.394          359       77.32         663
11.500 - 11.999                          65   14,499,171.39        7.35       5.805          359       78.38         670
12.000 - 12.499                         150   32,028,404.47       16.24       6.265          359       80.54         651
12.500 - 12.999                         207   40,700,249.05       20.63       6.765          359       84.29         630
13.000 - 13.499                         229   42,984,750.92       21.79       7.227          359       88.27         624
13.500 - 13.999                         261   42,874,553.68       21.73       7.708          359       89.56         616
14.000 - 14.499                         120   16,385,516.19        8.31       8.156          359       91.05         599
14.500 - 14.999                          48    4,903,869.00        2.49       8.636          359       90.18         590
15.000 >=                                18    1,083,129.52        0.55       9.215          359       87.34         558
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 11.250
Max: 16.000
Weighted Average (>0): 13.081
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Initial Periodic Rate Cap             Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
3.000                                 1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                        Weighted
                                                                           Weighted      Average
                                                    Current      Pct by     Average       Stated    Weighted    Weighted
                                       # of       Principal        Curr       Gross    Remaining     Average     Average
Subsequent Periodic Rate Cap          Loans         Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
1.000                                     1      138,000.00        0.07       7.750          360      100.00         707
1.500                                 1,104  197,131,856.47       99.93       7.081          359       85.91         629
------------------------------------------------------------------------------------------------------------------------
Total:                                1,105  197,269,856.47      100.00       7.082          359       85.92         629
------------------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 1.500
Weighted Average (>0): 1.500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 8 of 8